NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501





Dear Shareholder,


Over the past twenty-six years, our investment principles have consistently stressed a research-driven, long-term, and disciplined approach to investing. As stewards of your investment, we continue to focus on the fundamentals. We are pleased to note that Class A shares of New York Venture Fund, Inc., during the one-year period covered by this report ending July 31, 1995, increased in value 27.2%* while the total return of the S&P 500** was 24.8%.

Your fund was again honored in the prestigious Forbes Honor Roll. The fund was one of only 20 funds honored out of more than 5,000 in the August 28, 1995 issue of Forbes for its likelihood to serve you in a bear market as well as in a bull market.

We are pleased to announce that on October 1, 1995 the name of the fund will be changed to the Davis New York Venture Fund, Inc. This change will emphasize the consistency of our investment principles and strong past performance. The fund will be known along with nine other funds as part of the Davis Fund Family. Recently, the portfolio management of the fund has been strengthened by the addition of Christopher C. Davis as co-manager.

Shareholders should maintain a long-term outlook in equity investing. We believe that the stock markets fluctuate over the short-term, but will continue to grow for many years and that they provide one of the best opportunities for building wealth. We caution against taking too much of a short-term outlook. An outlook which narrowly focuses on the volatility during shorter periods may cause one to overlook the more meaningful long-term potential offered by stock market growth.


Sincerely,






Shelby M.C. Davis
President




September 7, 1995

Rankings represent past performance and are not indicative of future performance.

*  Excluding the maximum 4.75% sales charge.

** A nationally recognized index in which direct investments are not permitted.

NEW YORK VENTURE FUND, INC.
Comparison of New York Venture Fund, Inc., Class A Shares and Standard and Poor's 500 Stock Index
----------------------------------------------------------------------
----------------------------------------------------------------------
Average Annual Total Return For the Periods ended July 31, 1995.
----------------------------------------------------------------------

CLASS A SHARES (This calculation        CLASS B SHARES (This calculation         CLASS C SHARES (This calculation
includes an initial sales charge of     includes a contingent deferred sales     includes a contingent deferred sales
4 3/4%)                                 charge of 4%).                           charge of 1%).

One Year................ 21.17%         Life of Class (December 1, 1994           Life of Class (December 20, 1994
Five Years.............. 15.91%         through July 31, 1995.......... 28.63%     through July 31, 1995.......... 28.66%
Ten Years............... 17.13%

-----------------------------------------------------------------------

$10,000 invested over ten years. Let's say you invested $10,000 in New York Venture Fund, Class A Shares on July 31, 1985 and paid a 4 3/4% sales charge. As the chart shows, by July 31, 1995 the value of your investment would have grown to $48,647 - a 386.47% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $39,469 - a 294.69% increase.



    Measurement Period             New York Venture Fund         S&P 500 Index
    ------------------             ---------------------         -------------

    FYE 7/31/85                    $ 9,525                       $10,000
    FYE 7/31/86                     12,670                        12,794
    FYE 7/31/87                     15,865                        17,731
    FYE 7/31/88                     15,340                        15,630
    FYE 7/31/89                     20,469                        20,487
    FYE 7/31/90                     22,131                        21,784
    FYE 7/31/91                     25,293                        24,458
    FYE 7/31/92                     30,017                        27,528
    FYE 7/31/93                     36,109                        29,892
    FYE 7/31/94                     38,242                        31,424
    FYE 7/31/95                     48,647                        39,469



The performance of Class B Shares and Class C Shares will be greater than or less than the line shown for Class A Shares based on the differences in loads and fees paid by shareholders investing in the different classes.

Standard & Poor's is an unmanaged index and has no specific investment objective. The index does not take into account any sales charge and investments cannot be made directly into an index.

The performance data for New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

NEW YORK VENTURE FUND, INC.
Management's Discussion of Fund Performance
----------------------------------------------------------------------------
----------------------------------------------------------------------------

An interview with Shelby M.C. Davis, President and Portfolio Manager of New York Venture Fund, Inc.


Q.What strategies have you used to achieve a net asset total return of 27.2%?

A. We have made a long-term commitment to the financial sector which has rebounded well in 1995. Also, a modest weighting in tech stocks has added to the Fund's performance. We have managed to avoid some of the market's weakest sectors, such as retailers and cyclical companies.


Q.  What type of companies do you invest in?

A. We seek out large, fundamentally sound, growth companies which appear to be undervalued and can be held for the long-term. We focus on investing in companies with top quality management teams that respond innovatively to change, have proven records, and build business through their long-term vision.


Q. What types of questions do you ask yourself when you are looking at companies?

A. We ask ourselves questions such as, "If we had unlimited funds, would we want to own the whole company at the price we are paying for a fractional interest? Or, can we make 50% over a three-year period?" Importantly, we also ask ourselves, "If it goes down by 15% to 20%, would we still want to own it? And, how much can we lose?" These are very important questions when managing an all-weather fund that seeks to do well in up and down markets.


Q. How do you know when to sell a stock?

A. We plan for our holding period to be perpetual. There are a lot of companies in our fund that we have held for more than a decade. AIG would be one that we have held for maybe 15 years. We truly have a long-term perspective. We sell when we see deterioration in the prospects for growth or when we think it is overvalued.


Q. What investment themes do you find attractive in the stock market today?

A. Managing the fund since 1969, I've been fortunate to have seen quite a few market cycles come and go. In the 1970s we liked energy stocks. In the 1980s we liked the consumer and pharmaceutical sectors. Now, in the 1990s we are attracted to the financial sector. This area has good values and strong companies. As the baby-boomer generation increasingly saves for retirement it will be beneficial for these stocks.

NEW YORK VENTURE FUND, INC. - CLASS A SHARES
ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT OF $10,000
------------------------------------------------------------------------------
------------------------------------------------------------------------------

ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT
WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS ACCEPTED
IN ADDITIONAL SHARES

The chart below reflects an assumed investment of $10,000 covering the period from February 17, 1969 to July 31, 1995, the life of the Company. The period was one in which common stock prices fluctuated and was characterized by periods of substantial market advances as well as periods of substantial market declines. The results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Company today.

Measurement    Cost of Initial    Cost of Shares    Cost of Shares    Value of Initial    Value of Shares    Value of Shares
  Period         Investment         Purchased         Purchased         Investment          Purchased          Purchased
                                     Through           Through                               Through            Through
                                    Dividends       Distributions                           Dividends        Distributions
-----------    ---------------    --------------    --------------    ----------------    ---------------    ---------------
FYE 7/31/69        $10,000           $  -              $  -               $ 9,574             $  -              $   -
FYE 7/31/70        $10,000           $  -              $    131           $ 7,561             $  -              $     97
FYE 7/31/71        $10,000           $    76           $    131           $10,206             $    113          $    131
FYE 7/31/72        $10,000           $   121           $    131           $12,111             $    188          $    155
FYE 7/31/73        $10,000           $   155           $    401           $10,525             $    193          $    364
FYE 7/31/74        $10,000           $   283           $    401           $ 7,946             $    247          $    275
FYE 7/31/75        $10,000           $   513           $    401           $ 9,371             $    572          $    324
FYE 7/31/76        $10,000           $   832           $    401           $10,225             $  1,008          $    354
FYE 7/31/77        $10,000           $ 1,044           $    401           $11,107             $  1,331          $    384
FYE 7/31/78        $10,000           $ 1,304           $    629           $13,743             $  1,985          $    771
FYE 7/31/79        $10,000           $ 1,721           $  1,169           $14,550             $  2,544          $  1,390
FYE 7/31/80        $10,000           $ 2,189           $  3,323           $17,484             $  3,675          $  4,504
FYE 7/31/81        $10,000           $ 3,137           $  7,633           $17,767             $  4,760          $  9,243
FYE 7/31/82        $10,000           $ 4,343           $ 15,081           $11,069             $  4,061          $ 12,288
FYE 7/31/83        $10,000           $ 5,299           $ 16,800           $17,861             $  7,919          $ 22,564
FYE 7/31/84        $10,000           $ 6,316           $ 25,129           $13,321             $  6,871          $ 24,508
FYE 7/31/85        $10,000           $ 7,455           $ 29,536           $16,341             $  9,740          $ 35,525
FYE 7/31/86        $10,000           $ 8,800           $ 34,628           $20,169             $ 13,630          $ 50,784
FYE 7/31/87        $10,000           $ 9,734           $ 47,847           $20,413             $ 14,756          $ 67,396
FYE 7/31/88        $10,000           $12,205           $ 69,073           $15,141             $ 13,720          $ 70,308
FYE 7/31/89        $10,000           $15,025           $ 75,987           $18,236             $ 20,148          $ 93,945
FYE 7/31/90        $10,000           $20,167           $ 85,517           $17,617             $ 24,833          $100,622
FYE 7/31/91        $10,000           $23,007           $ 93,745           $18,480             $ 29,339          $115,694
FYE 7/31/92        $10,000           $26,629           $104,535           $20,075             $ 35,872          $138,106
FYE 7/31/93        $10,000           $29,813           $114,147           $22,683             $ 43,950          $166,806
FYE 7/31/94        $10,000           $32,902           $125,346           $22,589             $ 46,959          $177,680
FYE 7/31/95        $10,000           $35,366           $134,586           $27,317             $ 60,055          $227,122


Average Annual Total Return
 Period Ended June 30, 1995


One Year........    18.63%
Five Years......    14.80%
Ten Years.......    16.52%


No adjustment has been made for any income taxes payable by shareholders on capital gain distributions and dividends invested in shares.

Our Directors























      Jeremy H. Biggs                              Shelby M.C. Davis
         Chairman                            President & Chief Executive Officer























     Wesley E. Bass, Jr.                              Marc P. Blum

 Our Directors





















     Eugene M. Feinblatt                            Jerry D. Geist
























     D. James Guzy                              G. Bernard Hamilton

     Our Directors























LeRoy E. Hoffberger                             Laurence W.Levine























     Martin H. Proyect                            Christian R. Sonne

Our Directors                                     Our Officers






















Edwin R. Werner                              Andrew A. Davis
                                              Vice President























Carl R. Luff                                     Raymond O. Padilla
Vice President, Treasurer &                  Vice President, Secretary &
Assistant Secretary                              Assistant Treasurer

Our Officers






















Louis R. Proyect                              Carolyn H. Spolidoro
Vice President                                  Vice President






















     B. Clark Stamper                            Eileen R. Street
       Vice President                Assistant Treasurer & Assistant Secretary

NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS
July 31, 1995
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Value
     Shares                                                    Security                                               (Note 1)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - (91.07%)

AGRICULTURE - (1.53%)
  1,527,354     Archer Daniels Midland Co......................................................................  $    25,201,341
                                                                                                                 ---------------

AUTOMOTIVE - (2.04%)
    690,000     General Motors Corp............................................................................       33,637,500
                                                                                                                 ---------------

BANKS AND SAVINGS & LOANS - (10.51%)
    475,000     Banc One Corp..................................................................................       15,081,250
    300,000     Barnett Banks, Inc.............................................................................       16,650,000
    851,500     First Bank System, Inc.........................................................................       36,933,812
     15,000     First Union Corp...............................................................................          733,125
    564,300     Golden West Financial Corp.....................................................................       26,381,025
    198,025     Republic New York Corp.........................................................................       11,089,400
    695,000     State Street Boston Corp.......................................................................       24,585,625
    228,000     Wells Fargo & Co...............................................................................       41,581,500
                                                                                                                 ---------------
                                                                                                                     173,035,737
                                                                                                                 ---------------
COMPUTER PRODUCTS AND SERVICES - (10.01%)
  1,100,000     Cirrus Logic, Inc.<F2>.........................................................................       50,531,250
    550,000     Hewlett-Packard Co.............................................................................       42,831,250
  1,100,000     Intel Corp.....................................................................................       71,500,000
                                                                                                                 ---------------
                                                                                                                     164,862,500
                                                                                                                 ---------------

CONSUMER PRODUCTS - (6.18%)
     30,000     American Brands, Inc...........................................................................        1,196,250
      8,000     American Home Products Corp....................................................................          632,000
    655,000     Coca-Cola Company..............................................................................       43,148,125
     40,000     General Electric Co............................................................................        2,360,000
    344,000     Gillette Co. (The).............................................................................       15,050,000
     15,640     Nestle S.A. (Switzerland) ADR(144A)............................................................          800,763
    391,000     Nestle S.A. (Switzerland) (Sponsored ADR for Reg. Shrs.).......................................       20,019,083
     32,000     Philip Morris Cos., Inc........................................................................        2,292,000
    453,000     Seagram Co. Ltd. (The).........................................................................       16,251,375
                                                                                                                 ---------------
                                                                                                                     101,749,596
                                                                                                                 ---------------

ELECTRONICS - (4.63%)
    350,000     Tandy Corp.....................................................................................       20,781,250
    354,700     Texas Instruments, Inc.........................................................................       55,421,875
                                                                                                                 ---------------
                                                                                                                      76,203,125
                                                                                                                 ---------------

ENERGY - (4.72%)
    528,200     Amerada Hess Corp..............................................................................       25,221,550
      9,600     Amoco Corp.....................................................................................          645,600
     16,000     Atlantic Richfield Co..........................................................................        1,844,000
    600,900     Burlington Resources, Inc......................................................................       23,359,987
     52,000     Chevron Corp...................................................................................        2,567,500
    353,020     Energy Ventures Inc.<F2>.......................................................................        7,413,420

NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
July 31, 1995

                                                                                                                        Value
     Shares                                                  Security                                                 (Note 1)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - Continued

ENERGY - Continued
     80,000     Exxon Corp.....................................................................................  $     5,800,000
      8,000     Mobil Corp.....................................................................................          782,000
    143,000     Schlumberger Ltd...............................................................................        9,581,000
     16,000     Sonat, Inc.....................................................................................          480,000
                                                                                                                 ---------------
                                                                                                                      77,695,057
                                                                                                                 ---------------

ENTERTAINMENT - (0.36%)
    100,000     Disney (Walt) Company (The)....................................................................        5,862,500
                                                                                                                 ---------------

FINANCIAL SERVICES _ (9.56%)
  1,190,000     American Express Co............................................................................       45,815,000
    158,546     Dean Witter, Discover & Co.....................................................................        8,006,573
    400,000     Federal Home Loan Mortgage Corporation.........................................................       26,200,000
    470,000     Morgan (J.P.) & Co., Inc.......................................................................       34,368,750
    514,100     Morgan Stanley Group Inc.......................................................................       42,991,613
                                                                                                                 ---------------
                                                                                                                     157,381,936
                                                                                                                 ---------------

FOOD - (0.64%)
    425,000     Tyson Foods, Inc...............................................................................       10,545,313
                                                                                                                 ---------------

FREIGHT - (0.60%)
    250,000     Illinois Central Corp..........................................................................        9,875,000
                                                                                                                 ---------------

INSURANCE - (19.93%)
    800,383     Allstate Corp. (The)...........................................................................       25,011,974
    339,375     American International Group, Inc..............................................................       25,453,125
    495,000     Berkley (W.R.) Corp............................................................................       18,933,750
    460,300     Chubb Corp.....................................................................................       38,665,200
    765,900     Equitable Companies Inc........................................................................       17,137,012
    277,500     General Re Corp................................................................................       36,803,438
    535,000     NAC Re Corp....................................................................................       19,661,250
    239,000     National Re Corp...............................................................................        8,126,000
    446,400     Progressive Corp. (Ohio).......................................................................       17,242,200
     20,000     Robert Plan Corp. Class A <F2><F3>.............................................................        2,700,000
    823,450     SunAmerica, Inc................................................................................       47,142,513
    211,800     Transatlantic Holdings Inc.....................................................................       13,978,800
    930,266     Travelers Group Inc............................................................................       44,071,352
    844,000     20th Century Industries, Inc.<F2>..............................................................       10,022,500
     65,500     UNUM Corp......................................................................................        3,168,562
                                                                                                                 ---------------
                                                                                                                     328,117,676
                                                                                                                 ---------------

MANUFACTURING - (0.06%)
      6,000     Dow Chemical Co................................................................................          444,750
     30,000     Maytag Corp....................................................................................          491,250
                                                                                                                 ---------------
                                                                                                                         936,000
                                                                                                                 ---------------

NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
July 31, 1995
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Value
     Shares                                                    Security                                               (Note 1)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - Continued

METALS AND MINERALS - (0.36%)
     50,000     Alumax, Inc.<F2>...............................................................................  $     1,718,750
     68,600     Reynolds Metals Co.............................................................................        4,287,500
                                                                                                                 ---------------
                                                                                                                       6,006,250
                                                                                                                 ---------------

PAPER PRODUCTS - (2.79%)
    394,000     Fort Howard Corp.<F2>..........................................................................        5,688,375
      6,000     International Paper Co.........................................................................          507,000
    250,000     Mead Corp. (The)...............................................................................       14,718,750
    445,500     Union Camp Corp................................................................................       25,059,375
                                                                                                                 ---------------
                                                                                                                      45,973,500
                                                                                                                 ---------------

PHARMACEUTICAL AND HEALTH CARE - (4.09%)
      7,000     Bristol-Myers Squibb Co........................................................................          484,750
    182,000     Johnson & Johnson..............................................................................       13,058,500
    129,000     Merck & Co., Inc...............................................................................        6,659,625
    600,000     Pfizer, Inc....................................................................................       30,300,000
    200,000     Warner-Lambert Co..............................................................................       16,800,000
                                                                                                                 ---------------
                                                                                                                      67,302,875
                                                                                                                 ---------------

PUBLISHING - (2.86%)
      5,000     Dun & Bradstreet Corp..........................................................................          281,250
    510,800     Gannet Co., Inc................................................................................       27,966,300
    290,000     Tribune Co.....................................................................................       18,523,750
      1,000     Washington Post Co., Class B...................................................................          271,000
                                                                                                                 ---------------
                                                                                                                      47,042,300
                                                                                                                 ---------------

REAL ESTATE - (3.57%)
    308,500     Federal Realty Investment Trust................................................................        6,709,875
  1,704,900     Host Marriott Corp.<F2>........................................................................       18,967,013
     47,000     Kimco Realty Corp..............................................................................        1,874,125
    188,740     Mid-Atlantic Realty Trust......................................................................        1,663,271
    200,000     Saul Centers, Inc..............................................................................        3,150,000
      6,700     Simon Property Group, Inc......................................................................          164,150
    341,800     United Dominion Realty Trust...................................................................        4,870,650
    484,200     Vornado Realty Trust...........................................................................       17,854,875
    100,000     Weingarten Realty, Investors...................................................................        3,562,500
                                                                                                                 ---------------
                                                                                                                      58,816,459
                                                                                                                 ---------------

RETAIL - (2.90%)
    850,000     Federated Department Stores, Inc.<F2>..........................................................       24,118,750
    335,000     Harcourt General, Inc..........................................................................       15,075,000
      1,500     Officemax, Inc.................................................................................           33,750
    262,000     Sears, Roebuck & Co............................................................................        8,547,750
                                                                                                                 ---------------
                                                                                                                      47,775,250
                                                                                                                 ---------------

NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
July 31, 1995
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Value
     Shares                                                    Security                                              (Note 1)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - Continued

TELECOMMUNICATIONS - (2.83%)
    525,000     Airtouch Communications<F2>....................................................................  $    16,537,500
     96,343     AT & T Corp....................................................................................        5,082,093
    148,000     Cellular Communications,Inc.<F2>...............................................................        7,659,000
    700,000     MCI Communications Corp........................................................................       16,756,250
     10,000     SBC Communications, Inc........................................................................          481,250
                                                                                                                 ---------------
                                                                                                                      46,516,093
                                                                                                                 ---------------

TRANSPORTATION - (0.76%)
    191,000     Union Pacific Corp.............................................................................       12,438,875
                                                                                                                 ---------------

UTILITIES - (0.12%)
     10,000     Carolina Power & Light Co......................................................................          303,750
     12,000     Duke Power Co..................................................................................          498,000
      6,000     New England Electric System....................................................................          201,750
      8,000     San Diego Gas & Electric Co....................................................................          171,000
     12,000     SCEcorp........................................................................................          205,500
     16,800     Southern Co....................................................................................          369,600
      9,000     Wisconsin Energy Corp..........................................................................          252,000
                                                                                                                 ---------------
                                                                                                                       2,001,600
                                                                                                                 ---------------

OTHER - (0.02%)
     12,000     WMX Technologies Inc...........................................................................          375,000
                                                                                                                 ---------------
                   Total Common Stocks - (identified cost $1,007,779,659)......................................    1,499,351,483
                                                                                                                 ---------------
PREFERRED STOCK - (4.66%)
     50,000     Banc One Corp., Conv. Pfd. C $ 3.50............................................................        2,837,500
    232,920     Citicorp, $ 5.375, Ser. 13 Conv. Pfd...........................................................       39,800,205
  1,625,300     News Corp. Ltd. (The), Sponsored ADR Pfd.......................................................       34,131,300
                                                                                                                 ---------------
                   Total Preferred Stocks _ (identified cost $ 50,611,296).....................................       76,769,005

NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
July 31, 1995
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Value
     Principal                                                    Security                                            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - (0.59%)
$ 9,645,000     State Street Bank and Trust Company Repurchase Agreement, 5.62%
                  08/01/95 dated 07/28/95, repurchase value of $9,651,023 (collateralized by $8,935,000 par value U.S. Treasury Notes, 8.00%, 08/15/99,
                  market value $9,843,217) - (identified cost $9,645,000)......................................  $     9,645,000
                                                                                                                 ---------------
OTHER SHORT TERM INVESTMENTS - (3.69%)

  5,195,000     Federal National Mortgage Association Discount Note, 5.63%, 08/02/95...........................        5,194,187
  5,000,000     Federal Home Loan Mortgage Corporation Discount Note, 5.65%, 08/03/95..........................        4,998,431
  5,000,000     Federal Home Loan Mortgage Corporation Discount Note, 5.65%, 08/07/95..........................        4,995,292
  3,950,000     Federal Home Loan Mortgage Corporation Discount Note, 5.65%, 08/08/95..........................        3,945,660
  7,000,000     Federal Farm Credit Bank Discount Note, 5.66%,08/09/95.........................................        6,991,196
 12,500,000     Federal National Mortgage Association Discount Note, 5.69%, 08/10/95...........................       12,482,219
  8,650,000     Federal Farm Credit Bank Discount Note, 5.66%, 08/11/95........................................        8,636,400
 13,610,000     Federal National Mortgage Association Discount Note, 5.69%, 08/14/95...........................       13,582,035
                                                                                                                 ---------------
                   Total Other Short Term Investments - (identified cost $ 60,825,420).........................       60,825,420
                                                                                                                 ---------------

                        Total Investments - (identified cost $1,128,861,375)(100.01%) <F1>.....................    1,646,590,908
                        Liabilities Less Other Assets - (0.01%)................................................         (119,300)
                                                                                                                 ---------------
                        Net Assets - (100%)....................................................................  $ 1,646,471,608
                                                                                                                 ---------------
                                                                                                                 ---------------

<F1>  Aggregate cost for Federal Income Tax purposes is $1,127,086,717.

At July 31, 1995 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                 Unrealized appreciation.......................................................................   $ 534,828,343
                 Unrealized depreciation.......................................................................     (15,324,152)
                                                                                                                  -------------
                 Net appreciation..............................................................................   $ 519,504,191
                                                                                                                  -------------
                                                                                                                  -------------


<F2> Non-Income Producing Security
<F3> This security is considered illiquid.

See Notes to Financial Statements

NEW YORK VENTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 1995
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at value (identified cost $1,128,861,375) (Note 1).............................. $ 1,646,590,908
  Cash.......................................................................................................         155,910
  Receivables:
    Capital stock sold.......................................................................................       7,759,824
    Dividends and interest...................................................................................         923,761
    Investments sold.........................................................................................       1,431,432
  Other assets...............................................................................................         260,317
                                                                                                              ---------------
      Total assets...........................................................................................   1,657,122,152
                                                                                                              ---------------
LIABILITIES:
  Payables:
    Investment securities purchased..........................................................................       8,017,891
    Capital stock reacquired.................................................................................       1,350,488
  Accrued expenses...........................................................................................       1,282,165
                                                                                                              ---------------
      Total liabilities......................................................................................      10,650,544
                                                                                                              ---------------
NET ASSETS................................................................................................... $ 1,646,471,608
                                                                                                              ---------------
                                                                                                              ---------------

Net assets consist of:
  Undistributed net investment income........................................................................ $     2,488,543
  Unrealized appreciation on investments.....................................................................     517,729,533
  Accumulated net realized gains.............................................................................      23,531,959
  Paid-in capital............................................................................................   1,102,721,573
                                                                                                              ---------------
      Net assets............................................................................................. $ 1,646,471,608
                                                                                                              ---------------
                                                                                                              ---------------
  CLASS A SHARES
    Net assets............................................................................................... $ 1,594,885,497
    Shares outstanding.......................................................................................     109,517,068
    Net asset value and redemption price per share (net assets/shares outstanding)...........................         $ 14.56
                                                                                                                      -------
                                                                                                                      -------
    Maximum offering price per share (100/95.25 of14.56).....................................................         $ 15.29
                                                                                                                      -------
                                                                                                                      -------
  CLASS B SHARES
    Net assets............................................................................................... $    39,856,765
    Shares outstanding.......................................................................................       2,762,864
    Net asset value and redemption price per share (net assets/shares outstanding)                                    $ 14.43
                                                                                                                      -------
                                                                                                                      -------
  CLASS C SHARES
    Net assets............................................................................................... $    11,729,346
    Shares outstanding.......................................................................................         810,853
    Net asset value and redemption price per share (net assets/shares outstanding)...........................         $ 14.47
                                                                                                                      -------
                                                                                                                      -------

See Notes to Financial Statements.

NEW YORK VENTURE FUND, INC.
STATEMENT OF OPERATIONS
For the year ended July 31, 1995
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Income:
    Dividends................................................................................................    $  23,546,731
    Interest.................................................................................................        1,431,474
                                                                                                                 -------------
      Total income...........................................................................................       24,978,205

  Expenses:
    Management fees (Note 3)..................................................................     $ 7,587,812
    Custodian fees............................................................................         237,926
    Transfer agent fees.......................................................................         930,249
    Audit fees................................................................................          39,450
    Legal fees................................................................................         211,335
    Accounting fees (Note 3)..................................................................          51,668
    Reports to shareholders...................................................................          97,519
    Directors fees and expenses...............................................................         152,432
    Registration and filing fees..............................................................         198,058
    Miscellaneous.............................................................................         210,335
    Service fees paid under distribution plan (Note 4)
      Class A.................................................................................       1,514,686
      Class B.................................................................................          94,221
      Class C.................................................................................          20,342
                                                                                                   -----------
        Total expenses.......................................................................................       11,346,033
                                                                                                                 -------------
          Net investment income..............................................................................       13,632,172
                                                                                                                 -------------

Realized and Unrealized Gain on Investments:

  Net realized gain from investment transactions.............................................................       41,388,723
  Net increase in unrealized appreciation of
    investments during  the yeaR.............................................................................      277,238,879
                                                                                                                 -------------
      Net realized and unrealized gain on investments........................................................      318,627,602
                                                                                                                 -------------

      Net increase in net assets resulting from operations...................................................    $ 332,259,774
                                                                                                                 -------------
                                                                                                                 -------------










See Notes to Financial Statements.

NEW YORK VENTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                   For the years ended
                                                                                                        July 31,
                                                                                                  ---------------------
                                                                                                   1995            1994
                                                                                                   ----            ----
OPERATIONS:
  Net investment income...................................................................... $   13,632,172  $   11,406,486
  Net realized gain from investment transactions.............................................     41,388,723      22,927,330
  Increase in unrealized appreciation ofinvestments..........................................    277,238,879      11,888,171
    Net increase in net assets resulting                                                      --------------  --------------
      from operations........................................................................    332,259,774      46,221,987

NET EQUALIZATION CREDITS (NOTE 1)............................................................         _              318,401


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ($0.12 and $0.16 per share,respectively).........................................    (11,143,629)    (11,724,887)
  Realized gains from investment transactions
    Class A ($0.45 and $0.58 per share, respectively)........................................    (41,788,608)    (42,836,272)

CAPITAL SHARE TRANSACTIONS (NOTE 5)..........................................................    290,365,315     346,101,988
                                                                                              --------------  --------------
    Total increase in net assets.............................................................    569,692,852     338,081,217

NET ASSETS:

  Beginning ofyear...........................................................................  1,076,778,756     738,697,539
                                                                                              --------------  --------------
  End of year................................................................................ $1,646,471,608  $1,076,778,756
                                                                                              --------------  --------------
                                                                                              --------------  --------------













See Notes to Financial Statements.

NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
July 31, 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.
The Fund's investment objective is growth of capital. The Fund invests primarily in common stocks. There is no assurance that the investment objective of the Fund will be achieved. The Fund invests in securities subject to the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. The Fund may invest in securities of foreign issuers and hedge currency fluctuation risks related thereto. On December 1, 1994 the Fund commenced the offering of shares in three classes, Class A, Class B and Class C. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - Securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

Equalization - The Company followed the accounting practice known as equalization under which a portion of the proceeds from sales and costs of repurchases of capital shares equivalent, on a per share basis, to the amount of distributable investment income on the date of the transaction was credited or charged to undistributed investment income. As a result, undistributed investment income per share was unaffected by sales or redemptions of the Company's shares. The Company discontinued the practice in the current fiscal year. This change had no effect on net asset value per share or net investment income.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 1995, were $434,306,447 and $228,531,804, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Advisory fees are paid monthly to the investment adviser at the annual rate of .75 of 1% of the average daily net assets for the first $250 million, .65 of 1% of the average net assets on the next $250 million, and
 .55 of 1% of the average daily net assets in excess of $500 million. Pursuant to applicable state Blue Sky requirements, the adviser will reimburse expenses (including the advisory fee but excluding interest, taxes, brokerage fees and maintenance fees paid under

NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1995
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
       - (continued)

any Rule 12b-1 Distribution Plan) in excess of the most restrictive applicable expense limitation prescribed by any statute or regulatory authority of any jurisdiction in which the Fund's shares are qualified for offer and sale. The Adviser believes that the most restrictive expense limitations presently applicable are 2 1/2% for the first $30 million of average net assets, 2% for the next $70 million of average net assets and
1 1/2% for any additional average net assets.    Selected/Venture
Advisers, L.P. is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 1995 amounted to $9,336. Selected/Venture Advisers, L.P. is paid for certain transfer agent services. The fee for the year ended July 31, 1995 amounted to $77,178. Selected/Venture Advisers, L.P. is also paid for certain accounting services. The fee amounted to $51,668 for the year ended July 31, 1995. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

     CLASS A SHARES

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

     During the year ended July 31, 1995, the Fund's Underwriter, Selected/Venture Advisers, L.P., received $5,230,889 from commissions earned on sales of Class A shares of the Fund of which $826,789 was retained by the Underwriter and the remaining $4,404,100 was reallowed to investment dealers. Selected/Venture Advisers, L.P. paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

     The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Fund for the year ended July 31, 1995 was $1,514,686.

     CLASS B SHARES

     Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund pays the Distributor a 4% commission on the proceeds from the sale of the Fund's Class B shares and the Distributor reallows 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's annual average net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1995
--------------------------------------------------------------------------
--------------------------------------------------------------------------
     CLASS B SHARES - (Continued)

     During the eight months ended July 31, 1995, Class B shares of the Fund made distribution plan payments which included commissions of $70,778 and maintenance fees of $23,443.

     Commissions earned by the Distributor during the eight months ended July 31, 1995 on the sale of Class B shares of the Fund amounted to $1,355,528 of which $1,319,979 was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Fund in the amount of $1,309,330, representing the cumulative commissions earned by the Distributor on the sale of the Fund's Class B shares reduced by cumulative commissions paid by the Fund and cumulative contingent deferred sales charge paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the eight months ended July 31, 1995 the Distributor received $5,653 in contingent deferred sales charges from Class B shares of the Fund.

     CLASS C SHARES

     Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase.

     The Fund pays the Distributor 1% of the Fund's annual average net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     During the period ended July 31, 1995, Class C shares of the Fund made distribution payments which included commissions of $19,472 and maintenance fees of $870.

     During the period ended July 31, 1995, no contingent deferred sales charges were assessed.

NOTE 5 - CAPITAL STOCK

     At July 31, 1995, there were 200,000,000 shares of capital stock ($0.05 par value per share) authorized.

     Transactions in capital stock were as follows (exclusive of amount allocated to income included in price of capital stock repurchased and sold):

Class A
-------
                                                              Year Ended                  Year Ended
                                                            July 31, 1995               July 31, 1994
                                                            -------------               -------------
                                                      Shares          Amount            Shares          Amount
                                                      ------          ------            ------          ------
Shares subscribed...............................    30,818,877     $ 383,332,884       33,282,546     $ 407,267,158
Shares issued in reinvestment ofdistributions...     3,473,189        38,136,033        3,152,405        36,757,041
                                                   ------------    --------------      ----------     -------------
                                                    34,292,066       421,468,917       36,434,951       444,024,199
Shares reacquired...............................   (14,245,169)     (177,467,140)      (8,100,946)      (97,922,211)
                                                   -----------     -------------       ----------     -------------
  Net increase..................................    20,046,897     $ 244,001,777       28,334,005     $ 346,101,988
                                                   -----------     -------------       ----------     -------------
                                                   -----------     -------------       ----------     -------------

NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Class B
-------                                                       December 1, 1994
                                                              (Commencement of
                                                              operations) through         Year Ended
                                                                July 31, 1995            July 31, 1994
                                                              -------------------        -------------

                                                      Shares          Amount            Shares          Amount
                                                      ------          ------            ------          ------
Shares subscribed................................   2,906,812      $ 37,543,414            _           $    _
Shares issued in reinvestment of distributions...       _                 _                _                -
                                                    ---------      ------------          -----         --------
                                                    2,906,812        37,543,414            _                _
Shares reacquired................................    (143,948)       (1,996,206)           _                _
                                                    ---------      ------------          -----         --------
  Net increase...................................   2,762,864      $ 35,547,208            _           $    _
                                                    ---------      ------------          -----         --------
                                                    ---------      ------------          -----         --------




Class C
-------                                                        December 20, 1994
                                                              (Commencement of
                                                              operations) through         Year Ended
                                                                 July 31, 1995           July 31, 1994
                                                              -------------------        ----------------
                                                      Shares          Amount            Shares          Amount
                                                      ------          ------            ------          ------

Shares subscribed...............................     813,212      $ 10,849,274            _          $    _
Shares issued in reinvestment of distributions..       _               _                  _               _
                                                  ----------      ------------        ----------     ----------
                                                     813,212        10,849,274            _               _
Shares reacquired...............................      (2,359)          (32,944)           _               _
                                                  ----------      ------------        ----------     ----------
  Net increase..................................     810,853      $ 10,816,330            _          $    _
                                                  ----------      ------------        ----------     ----------
                                                  ----------      ------------        ----------     ----------

NEW YORK VENTURE FUND, INC.
FINANCIAL HIGHLIGHTS



Financial Highlights for a share of capital stock outstanding throughout each period.

                                    _________________________CLASS A_______________________       CLASS B          CLASS C
                                                                                                  -------          -------
                                                                                                 December         December
                                                                                                 1, 1994          20, 1994
                                                                                               (Commencement   (Commencement
                                                                                               of operations) of operations)
                                                       Year ended July 31,                       through          through
                                   --------------------------------------------------------
                                     1995         1994         1993         1992       1991        7/31/95        7/31/95
                                     ----         ----         ----         ----       ----        -------        -------

Net Asset Value,
  Beginning of Period............   $ 12.04      $ 12.08      $ 10.70      $ 9.85      $ 9.39      $ 10.88        $ 11.16
                                    -------      -------      -------      ------      ------      -------        -------
Income From Investment Operations
---------------------------------
  Net Investment Income..........       .14          .16          .10         .14         .16         (.01)          (.01)
  Net Gains on  Securities
    (both realized and
     unrealized).................      2.95          .54         1.98        1.57        1.02         3.56           3.32
                                    -------      -------      -------      ------      ------      -------        -------
     Total From Investment
       Operations................      3.09          .70         2.08        1.71        1.18         3.55           3.31

Less Distributions
------------------
  Dividends (from net
    investment income)...........      (.12)        (.16)        (.10)       (.21)       (.18)         _              _
  Distributions From
    Realized Capital
    Gains........................      (.45)        (.58)        (.59)       (.55)       (.50)         _              _
  Distributions From
    Paid In Capital..............        _            _          (.01)       (.10)       (.04)         _              _
                                    -------      -------      -------      ------      ------      -------        -------
    Total Distributions..........      (.57)        (.74)        (.70)       (.86)        (.72)         _              _
                                    -------      -------      -------      ------      ------      -------        -------

Net Asset Value,
  End  of Period.................   $ 14.56      $ 12.04      $ 12.08      $10.70      $ 9.85      $ 14.43        $ 14.47
                                    -------      -------      -------      ------      ------      -------        -------
                                    -------      -------      -------      ------      ------      -------        -------

Total Return<F1>.................     27.21%        5.99%       20.20%      18.62%      14.29%    26.07%<F2>     26.42%<F2>
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of
    Period (000 omitted)......... 1,594,885    1,076,779      738,698     494,179     421,214       39,857         11,729
  Ratio of Expenses
    to  Average Net
    Assets.......................       .90%         .87%         .89%        .91%        .97%      1.78%<F2>    1.78%<F2>
  Ratio of Net Income
   to Average Net
   Assets........................      1.11%        1.19%         .85%       1.36%       1.84%       .23%<F2>     .23%<F2>

  Portfolio Turnover
   Rate..........................        15%          13%          24%         26%         52%          15%        15%

<F1>  Sales charges are not reflected in calculation.

<F2>  Annualized.

NEW YORK VENTURE FUND, INC.
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
----------------------------------------------------------------------------


To the Shareholders and Board of Directors of New York Venture Fund, Inc.


     We have audited the accompanying statement of assets and liabilities of New York Venture Fund, Inc., including the schedule of portfolio investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New York Venture Fund, Inc. as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.




                                       Tait, Weller & Baker



Philadelphia, Pennsylvania
August 31, 1995

     NEW YORK VENTURE
        FUND, INC.
124 East Marcy Street Santa Fe, New Mexico  87501
-------------------------------------------------
-------------------------------------------------
Directors                  Officers
Wesley E. Bass, Jr.     Jeremy H. Biggs
Jeremy H. Biggs            Chairman
Marc P. Blum            Shelby M. C. Davis
Shelby M.C. Davis          President
Eugene M. Feinblatt     Carl R. Luff
Jerry D. Geist             Vice President, Treasurer
D. James Guzy              & Assistant Secretary
G. Bernard Hamilton     Raymond O. Padilla
LeRoy E. Hoffberger        Vice President, Secretary
Laurence W. Levine         & Assistant Treasurer
Martin H. Proyect       Carolyn H. Spolidoro
Christian R. Sonne         Vice President
Edwin R. Werner         Louis R. Proyect
                           Vice President
                        B. Clark Stamper
                           Vice President
                        Andrew A. Davis
                           Vice President
                        Eileen R. Street
                           Assistant Treasury
                           & Assistant Secretary

Investment Adviser & Distributor
Selected/Venture Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

Transfer Agent & Custodian
State Street Bank and Trust Company
c/o The Venture Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Counsel
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

Auditors
Tait, Weller & Baker
Two Penn Center Plaza, Suite 700
Philadelphia, Pennsylvania  19102-1707

--------------------------------------------
--------------------------------------------
For more information about New York Venture
Fund, Inc. including management fee, charges
and expenses, see the current prospectus
which must precede or accompany this report.
--------------------------------------------
--------------------------------------------

                               9509-50 NYV80